                                                                   EXHIBIT 10.12

                                                                  EXECUTION COPY

                                    SHARED COLLATERAL SECURITY AGREEMENT dated
                           as of July 30, 1999 and amended and restated as of April 29, 2003 (as amended, supplemented or otherwise modified from time to time, this "Agreement"), among ALLIED WASTE NORTH AMERICA, INC., a Delaware corporation ("AWNA"), each Subsidiary of AWNA listed on Schedule I hereto (each such Subsidiary individually, a "Subsidiary Grantor" and collectively, the "Subsidiary Grantors") and JPMORGAN CHASE BANK, a New York banking corporation ("JPMCB"), as collateral trustee (in such capacity, the "Collateral Trustee") for the Secured Parties (as defined herein).

                  Reference is made to (a) the Credit Agreement dated as of July 21, 1999 and amended and restated as of April 29, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among AWNA, Allied Waste Industries, Inc. ("Allied Waste"), the lenders from time to time party thereto (the "Lenders"), and JPMCB, as administrative agent and collateral agent for the Lenders (in such capacities, the "Agent"), (b) the Subsidiary Guarantee Agreement dated as of July 30, 1999 and amended and restated as of April 29, 2003 (as amended, supplemented or otherwise modified from time to time, the "Subsidiary Guarantee Agreement"), among the Subsidiary Grantors, certain other Subsidiaries of Allied Waste and the Agent, (c) the Restated Indenture dated as of September 1, 1991 (as amended, supplemented or otherwise modified from time to time, the "BFI Indenture") between Browning-Ferris Industries, Inc. ("BFI") and JPMCB, as successor trustee to First City Texas-Houston, N.A. (together with any successor, in such capacity, the "BFI Trustee"), and (d) the Indenture dated as of December 23, 1998 (as supplemented and amended from time to time, the "AWNA Senior Note Indenture") among AWNA, Allied Waste and U.S. Bank Trust National Association, as trustee (together with any successor, in such capacity, the "AWNA Trustee"). Reference is also made to the Shared Collateral Security Agreement dated as of July 30, 1999 (as amended, supplemented or otherwise modified from time to time prior to the Restatement Effective Date, the "Original Shared Collateral Security Agreement") among the Subsidiaries listed on Schedule I thereto and the Subsidiaries that became parties thereto as provided in Section 6.15 thereof (collectively, the "Original Grantors") and the Collateral Trustee, pursuant to which the Original Grantors agreed to secure the Credit Agreement Senior Obligations (as defined in the Original Shared Collateral Security Agreement). The Original Grantors and the Collateral Trustee now wish to amend and restate the Original Shared Collateral Security Agreement as set forth herein to secure the obligations of the Borrower under the Credit Agreement. The Original Shared Collateral Security Agreement shall be amended and restated in its entirety in the form hereof as of the Restatement Effective Date.

                  The Lenders have agreed to make Loans to AWNA, and the Issuing Banks have agreed to issue Letters of Credit for the account of AWNA, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of the Subsidiary Grantors has agreed to guarantee, among other things, all the obligations of AWNA to the Lenders under the Credit Agreement pursuant to the Subsidiary Guarantee Agreement to secure the Credit Agreement Obligations (as hereinafter defined).

                  Pursuant to the provisions of the BFI Indenture, BFI may not, and may not permit any subsidiary of BFI (if such subsidiary constitutes a Restricted Subsidiary (as defined in the BFI Indenture)) to, secure the Credit Agreement Obligations without providing that the BFI Indenture Debt (as hereinafter defined) be secured equally and ratably with such obligations.

                  Pursuant to the provisions of the AWNA Senior Note Indenture, AWNA may not, and may not permit any subsidiary of AWNA, including the Subsidiary Grantors (if such subsidiary constitutes a Restricted Subsidiary, as defined in the AWNA Senior Note Indenture) to, secure the BFI Indenture Debt without providing that the AWNA Indenture Debt (as hereinafter defined) be secured equally and ratably with the BFI Indenture Debt.

                  It is a condition precedent to the Lenders' obligations to make Loans and other extensions of credit under the Credit Agreement that the Subsidiary Grantors shall have executed and delivered this Agreement and the Collateral Trust Agreement dated as of July 30, 1999 and amended and restated as of April 29, 2003 (as amended, supplemented or otherwise modified from time to time, the "Collateral Trust Agreement") among AWNA, the Subsidiary Grantors and the Collateral Trustee.

                  Accordingly, the Subsidiary Grantors and the Collateral Trustee, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:

                                    ARTICLE I

                                   Definitions

                  SECTION 1.01. Definition of Terms Used Herein. Unless the context otherwise requires, all capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Subsidiary Guarantee Agreement, as applicable. All capitalized terms used in this Agreement and defined in the New York UCC (as defined herein) and not otherwise defined in this Agreement, the Credit Agreement or the Subsidiary Guarantee Agreement shall have the meanings specified therein; the term "instrument" shall have the meaning specified in Article 9 of the New York UCC. The rules of construction and interpretation specified in Section 1.03 of the Credit Agreement also apply to this Agreement.

                  SECTION 1.02. Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:

                  "Accounts Receivable" shall mean all Accounts and all right, title and interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.

                  "Agent" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

                  "AWNA Indenture Debt" shall mean the senior notes issued by AWNA prior to July 30, 1999 under the AWNA Senior Note Indenture and the 2001 Senior Notes.

                  "AWNA Senior Note Obligations" shall mean the obligations (without duplication) of AWNA and the Subsidiary Grantors to pay the principal of, premium, if any, and interest on, the AWNA Indenture Debt.

                  "BFI Indenture Debt" shall mean the senior notes issued by BFI prior to July 30, 1999 under the BFI Indenture. The BFI Indenture debt has been guaranteed by AWNA and Allied Waste.

                  "BFI Senior Note Obligations" shall mean the obligations (without duplication) of BFI and AWNA to pay the principal of, premium, if any, and interest on, the BFI Indenture Debt.

                  "Collateral" shall have the meaning assigned to such term in
Section 2.01 of this Agreement.

                  "Copyright License" shall mean any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Subsidiary Grantor or that such Subsidiary Grantor otherwise has the right to license, or granting any right to such Subsidiary Grantor under any Copyright now or hereafter owned by any third party, and all rights of such Subsidiary Grantor under any such agreement.

                  "Copyrights" shall mean all of the following now owned or hereafter acquired by any Subsidiary Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule II hereto.

                  "Credit Agreement Obligations" shall mean (a) the due and punctual payment by AWNA of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by AWNA under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of AWNA to the Lenders under the Credit Agreement and the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of AWNA to the Lenders or relating to the Loans under or pursuant to the Credit Agreement and the other Loan Documents, (c) the due and punctual payment and performance of all the covenants, agreements, obligations and liabilities of each Loan Party to the Lenders under or pursuant to this Agreement and the other Loan Documents and (d) unless otherwise agreed upon in writing by the applicable party thereto, all obligations, monetary or otherwise, of any Loan Party under each Hedging Agreement entered into with any counterparty that was (i) a Lender or an Affiliate of a Lender at the time such Hedging Agreement was entered into or
(ii) a lender or an Affiliate of a lender under the Original Credit Agreement at the time such Hedging Agreement was entered into; provided, however, that the obligations under this clause (d)(ii) shall include only those obligations under any Hedging Agreement that was in effect prior to the Restatement Effective Date, and only in the form as in effect on the Restatement Effective Date, and shall not include any obligations under such Hedging Agreement to the extent such Hedging Agreement is extended, amended or renewed on or after the Restatement Effective Date.

                  "Event of Default" shall mean an "Event of Default" under the Credit Agreement, the AWNA Senior Note Indenture, the BFI Indenture or any 2001 Indenture (as such term is defined in each such agreement or indenture).

                  "Intellectual Property" shall mean all intellectual and similar property of any Subsidiary Grantor of every kind and nature now owned or hereafter acquired by any Subsidiary Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

                  "License" shall mean any Patent License, Trademark License, Copyright License or other license or sublicense agreement to which any Subsidiary Grantor is a party, including those listed on Schedule III hereto (except for those that prohibit assignment or a grant of a security interest by such Subsidiary Grantor as licensee thereunder).

                  "New York UCC" shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

                  "Obligations" shall mean, without duplication, (i) the Credit Agreement Obligations, (ii) the AWNA Senior Note Obligations, and (iii) the BFI Senior Note Obligations; provided, however, that the Obligations shall not in any event include any obligations in respect of debt securities issued under the AWNA Senior Note Indenture or the BFI Indenture after July 30, 1999 except for the 2001 Senior Notes issued pursuant to the 2001 Indentures.

                  "Patent License" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Subsidiary Grantor or that any Subsidiary Grantor otherwise has the right to license, is in existence, or granting to any Subsidiary Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Subsidiary Grantor under any such agreement.

                  "Patents" shall mean all of the following now owned or hereafter acquired by any Subsidiary Grantor: (a) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or the equivalent thereof in any similar offices in any other country, including those listed on
Schedule IV, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

                  "Proceeds" shall mean all "Proceeds" as defined in Section 9-102 of the New York UCC, and shall include, without limitation, (a) all cash and negotiable instruments received by or held on behalf of the Collateral Agent in respect of, or in connection with, the disposition of any Collateral, (b) any claim of any Grantor against any third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) (i) past, present or future infringement of any Patent now or hereafter owned by any Grantor, or licensed under a Patent License, (ii) past, present or future infringement or dilution of any Trademark now or hereafter owned by any Grantor or licensed under a Trademark License or injury to the goodwill associated with or symbolized by any Trademark now or hereafter owned by any Grantor, (iii) past, present or future breach of any License and
(iv) past, present or future infringement of any Copyright now or hereafter owned by any Grantor or licensed under a Copyright License and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                  "Secured Parties" shall mean (a) the Lenders (including the Tranche A Lenders), (b) the Agent, (c) the Collateral Trustee, (d) the Issuing Banks, (e) each counterparty to a Hedging Agreement entered into with a Loan Party if such counterparty was (i) a Lender or an Affiliate of a Lender at the time such Hedging Agreement was entered into or (ii) a lender or an Affiliate of a lender under the Original Credit Agreement but not a Lender under the Credit Agreement; provided that any counterparty described in this clause (e)(ii) shall
(A) be a Secured Party to the extent, and only to the extent, that such Hedging Agreement was entered into prior to, and in effect on, the Restatement Effective Date, and (B) remain a Secured Party only until such Hedging Agreement expires, is extended, amended or renewed or is otherwise terminated, (f) the beneficiaries of each indemnification obligation undertaken by AWNA or any Subsidiary Grantor under any Loan Document in respect of any of the foregoing Persons or their Related Parties, in their capacities as such, (g) the AWNA Trustee, for the benefit of the holders from time to time of the AWNA Indenture Debt (other than the 2001 Senior

Notes), (h) the BFI Trustee, for the benefit of the holders from time to time of the BFI Indenture Debt, (i) the 2001 Indenture Trustee, for the benefit of the holders from time to time of the 2001 Senior Notes and (j) the successors and permitted assigns of each of the foregoing.

                  "Security Interest" shall have the meaning assigned to such term in Section 2.01 of this Agreement.

                  "Trademark License" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Subsidiary Grantor or that any Subsidiary Grantor otherwise has the right to license, or granting to any Subsidiary Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of any Subsidiary Grantor under any such agreement.

                  "Trademarks" shall mean all of the following now owned or hereafter acquired by any Subsidiary Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office, any State of the United States or any similar offices in any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule V, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

                  "Trustee" means the AWNA Trustee, the 2001 Indenture Trustee or the BFI Trustee, as applicable.

                  "2001 Indenture Trustee" means the trustee under any 2001 Indenture.

                                   ARTICLE II

                                Security Interest

                  SECTION 2.01. Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Obligations, each Subsidiary Grantor hereby assigns and pledges to the Collateral Trustee, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Trustee, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest (the "Security Interest") in, all right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Subsidiary Grantor or in which such Subsidiary Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):

                  (i)      all Accounts Receivable;

                  (ii)     all Chattel Paper;

                  (iii)    all Deposit Accounts;

                  (iv)     all Documents;

                  (v)      all Equipment;

                  (vi)     all General Intangibles;

                  (vii)    all Instruments;

                  (viii)   all Inventory;

                  (ix)     all Intellectual Property;

                  (x)      all Investment Property;

                  (xi)     all Letter-of-credit rights;

                  (xii)    commercial tort claims, if any;

                  (xiii)   all books and records pertaining to the Collateral;
and

                  (xiv) to the extent not otherwise included above, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing; provided, however, that notwithstanding anything herein to the contrary, in no event shall the security interest granted hereunder attach to, and Collateral shall not include (a) any lease, license, contract, property rights or agreement to which the Grantor is a party or any its rights or interests thereunder if the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of the Grantor therein or (ii) in a breach or termination, pursuant to the terms of, or a default under, any such lease, license, contract, property rights or agreement except, in each case, to the extent that the UCC invalidates such provisions, or
(b) any motor vehicles evidenced by a certificate of title. Without limiting the generality of the foregoing, the security interest granted hereunder shall not attach to, and Collateral shall not include any interest in (a) Roosevelt Associates General Partnership, Kent-Meridian Disposal Company Joint Venture, Foothills Sanitary Landfill, Inc. and BFGSI Series 1997-A Trust (or any assets or property of any of them) or (b) Congress Development Co., Ecosort, L.L.C., Marion Resources Recovery Facility, LLC and Evergreen National Indemnity Company if (i) such grant of a security interest, without the consent of a third party, would constitute a breach or default under, or cause or permit the acceleration of the obligations under, any applicable agreement or contract to which any such Person is a party and (ii) AWNA has been unable, after using commercially reasonable efforts, to obtain such consent within 60 days after the Restatement Effective Date.

                  (b) Each Subsidiary Grantor hereby irrevocably authorizes the Collateral Trustee at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) and amendments thereto with respect to the Collateral that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including whether such Subsidiary Grantor is an organization, the type of organization and any organizational identification number issued to such Subsidiary Grantor. Each Subsidiary Grantor agrees to provide such information to the Collateral Trustee promptly upon request.

                  Each Subsidiary Grantor also ratifies its authorization for the Collateral Trustee to file in any relevant jurisdiction any initial financing statements or amendments thereto with respect to the Collateral that were filed prior to the Restatement Effective Date.

                  The Collateral Trustee is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such other documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Subsidiary Grantor, without the signature of any Subsidiary Grantor, and naming any Subsidiary Grantor or the Subsidiary Grantors as debtors and the Collateral Trustee as secured party.

                  (c) The Security Interest is granted as security only and shall not subject the Collateral Trustee or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Subsidiary Grantor with respect to or arising out of the Collateral.

                                   ARTICLE III

                         Representations and Warranties

                  Each Subsidiary Grantor represents and warrants to the Collateral Trustee and the Secured Parties that:

                  SECTION 3.01. Title and Authority. Such Subsidiary Grantor has good and valid rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Trustee the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval that has been obtained.

                  SECTION 3.02. Filings. (a) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name of such Subsidiary Grantor, is correct and complete. Fully authorized Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Collateral have been delivered to the Collateral Trustee for filing in each governmental, municipal or other office specified in Schedule D to the Perfection Certificate (or specified by notice from AWNA to the Agent in the case of filings, recordings, or registrations required by Section 5.10 of the Credit Agreement) which are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Trustee (for the ratable benefit of the Secured Parties) in respect of all Collateral (other than motor vehicles) in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.

                  (b) Such Subsidiary Grantor represents and warrants that fully executed security agreements in the form hereof and containing a description of all Collateral, if any, consisting of Intellectual Property with respect to United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights have been delivered to the Collateral Trustee for recording by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. Section 261, 15 U.S.C. Section 1060 or 17 U.S.C. Section 205 and the regulations thereunder, as applicable, and otherwise as may be required pursuant to the laws of any other necessary jurisdiction, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Trustee (for the ratable benefit of the Secured Parties) in respect of all Collateral, if any, consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, or in any other necessary jurisdiction, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

                  SECTION 3.03. Validity of Security Interest. The Security Interest constitutes (a) a legal and valid security interest in all the Collateral securing the payment and performance of the Obligations, (b) subject to the filings described in Section 3.02 above, a perfected security interest in all Collateral (other than motor vehicles) in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (c) a security interest that shall be perfected in all Collateral, if any, in which a security interest may be perfected upon the receipt and recording of this Agreement with the United States Patent and Trademark Office and the United States

Copyright Office, as applicable. The Security Interest is and shall be prior to any other Lien on any of the Collateral, other than Liens expressly permitted to be prior to the Security Interest pursuant to Section 6.02 of the Credit Agreement.

                  SECTION 3.04. Absence of Other Liens. The Collateral of such Subsidiary Grantor is owned by such Subsidiary Grantor free and clear of any Lien, except for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement. Such Subsidiary Grantor has not filed or consented to the filing of (a) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Collateral, (b) any assignment in which such Subsidiary Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (c) any assignment in which such Subsidiary Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to
Section 6.02 of the Credit Agreement. Such Subsidiary Grantor does not hold any commercial tort claim except as indicated on the Perfection Certificate.

                                   ARTICLE IV

                                    Covenants

                  SECTION 4.01. Change of Name; Location of Collateral; Records; Place of Business. (a) Each Subsidiary Grantor agrees promptly to notify the Collateral Trustee in writing, or to ensure that such notice is given in the first report thereafter pursuant to Section 5.13(a) of the Credit Agreement, of any change (i) in its corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in its identity, type of organization, corporate structure or jurisdiction of incorporation or organization or (iii) in its Federal Taxpayer Identification Number or other identification number given by its jurisdiction of incorporation or organization. Each Subsidiary Grantor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Trustee to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral (subject to Liens permitted by Section 6.02 of the Credit Agreement). Each Subsidiary Grantor agrees promptly to notify the Collateral Trustee if any material portion of the Collateral owned or held by such Subsidiary Grantor is damaged or destroyed.

                  (b) Each Subsidiary Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Subsidiary Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Collateral, and, at such time or times as the Collateral Trustee may reasonably request, promptly to prepare and deliver to the Collateral Trustee a duly certified schedule or schedules in form and detail satisfactory to the Collateral Trustee showing the identity, amount and location of any and all Collateral.

                  SECTION 4.02. Periodic Certification. Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 5.04(a) of the Credit Agreement, AWNA shall deliver to the Collateral Trustee a certificate executed by a Financial Officer of Allied Waste and AWNA setting forth the information required pursuant to Sections 1, 2, 8, 9, 10, 11 and 12 of the Perfection Certificate or confirming that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to this Section 4.02. Each certificate delivered pursuant to this Section 4.02 shall identify in the format of Schedule II, III, IV or V, as applicable, any Patent, any License, any registrations or applications for registration of any Copyright, or any registrations or applications for registration of any Trademark of any Subsidiary Grantor in existence on the date thereof and not then listed on such Schedules or previously so identified to the Collateral Trustee.

                  SECTION 4.03. Protection of Security. Each Subsidiary Grantor shall, at its own cost and expense, take any and all actions necessary to defend title to the Collateral against all persons and to defend the Security Interest of the Collateral Trustee in the Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 6.02 of the Credit Agreement.

                  SECTION 4.04. Further Assurances. Each Subsidiary Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Trustee may from time to time request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to the Collateral Trustee, duly endorsed in a manner satisfactory to the Collateral Trustee. Each Subsidiary Grantor further agrees that it will not take any action or permit any action to be taken that would cause any membership interest in a limited liability company or partnership interest pledged hereunder to become a "security" as defined in Article 8 of the Uniform Commercial Code of any State or the District of Columbia, unless such membership interest or partnership interest has been certificated and pledged to the Collateral Trustee pursuant to the Shared Collateral Pledge Agreement.

                  Without limiting the generality of the foregoing, each Subsidiary Grantor hereby authorizes the Collateral Trustee, with prompt notice thereof to the Subsidiary Grantors, to supplement this Agreement by supplementing Schedule II, III, IV or V hereto or adding additional schedules hereto to specifically identify any asset or item that may constitute any Patent, any License, any registrations or applications for registration of any Copyright, or any registrations or applications for registration of any Trademark; provided, however, that any Subsidiary Grantor shall have the right, exercisable within 10 days after it has been notified by the Collateral Trustee of the specific identification of such Collateral, to advise the Collateral Trustee in writing of any inaccuracy of the representations and warranties made by such Subsidiary Grantor hereunder with respect to such Collateral. Each Subsidiary Grantor agrees that it will use its best efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Collateral within 30 days after the date it has been notified by the Collateral Trustee of the specific identification of such Collateral.

                  SECTION 4.05. Inspection and Verification. The Collateral Trustee and such Persons as the Collateral Trustee may reasonably designate shall have the right, at the Subsidiary Grantors' own cost and expense, to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, to discuss the Subsidiary Grantors' affairs with the officers of the Subsidiary Grantors and their independent accountants and to verify under reasonable procedures, in accordance with Section 5.07 of the Credit Agreement, the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including, in the case of Accounts or Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Collateral for the purpose of making such a verification; provided, that so long as no Default has occurred and is continuing, such inspections and discussions shall be at reasonable times and with reasonable notice and shall occur no more than three times per year. The Collateral Trustee shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party (it being understood that any such information shall be deemed to be "Information" subject to the provisions of Section 9.12 of the Credit Agreement).

                  SECTION 4.06. Taxes; Encumbrances. At its option, the Collateral Trustee or any Secured Party may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted pursuant to
Section 6.02 of the Credit Agreement, and may pay for the maintenance and preservation of the Collateral to the extent any Subsidiary Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Subsidiary Grantor jointly and severally agrees to reimburse the Collateral Trustee or such Secured Party on demand for any payment made or any expense incurred by the Collateral Trustee or such Secured Party pursuant to the foregoing authorization; provided, however, that nothing in this Section 4.06 shall be interpreted as excusing any Subsidiary Grantor from the performance of, or imposing any obligation on the Collateral Trustee or any Secured Party to cure or perform, any covenants or other promises of any Subsidiary Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

                  SECTION 4.07. Continuing Obligations of the Subsidiary Grantors. Each Subsidiary Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and each Subsidiary Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Trustee and the Secured Parties from and against any and all liability for such performance.

                  SECTION 4.08. Use and Disposition of Collateral. None of the Subsidiary Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Collateral or shall grant any other Lien in respect of the Collateral, except as expressly permitted by Section 6.02 of the Credit Agreement. None of the Subsidiary Grantors shall make or permit to be made any transfer of the Collateral and each Subsidiary Grantor shall remain at all times in possession of the Collateral owned by it, except that (a) Inventory may be sold in the ordinary course of business, (b) Equipment may be in the temporary possession of third parties in connection with the use of such Equipment in the ordinary course of business and (c) unless and until the Collateral Trustee or the Agent shall notify (which notice may be given by telephone if promptly confirmed in writing) the Subsidiary Grantors that an Event of Default shall have occurred and be continuing, and during the continuance thereof, the Subsidiary Grantors may use and dispose of the Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document. Without limiting the generality of the foregoing, each Subsidiary Grantor agrees that it shall not permit any Inventory to be in the possession or control of any warehouseman, bailee, agent or processor at any time unless such warehouseman, bailee, agent or processor shall have been notified of the Security Interest and shall have agreed in writing to hold the Inventory subject to the Security Interest and the instructions of the Collateral Trustee and to waive and release any Lien held by it with respect to such Inventory, whether arising by operation of law or otherwise.

                  SECTION 4.09. Limitation on Modification of Accounts. None of the Subsidiary Grantors will, without the Collateral Trustee's prior written consent, grant any extension of the time of payment of any of the Accounts Receivable, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Subsidiary Grantor is engaged.

                  SECTION 4.10. Insurance. The Subsidiary Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment in accordance with Section 5.02 of the Credit Agreement. Each Subsidiary Grantor irrevocably makes, constitutes and appoints the Collateral Trustee (and all officers, employees or agents designated by the Collateral Trustee) as such Subsidiary Grantor's true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Subsidiary Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Subsidiary Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or in part relating thereto (or shall fail to be self-insured as permitted by the Credit Agreement), the Collateral Trustee or any Secured Party may, without waiving or releasing any obligation or liability of the Subsidiary Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Trustee or such Secured Party deems advisable. All sums disbursed by the Collateral Trustee or such Secured Party in connection with this Section 4.10, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Subsidiary Grantors to the Collateral Trustee or such Secured Party and shall be additional Obligations secured hereby.

                  SECTION 4.11. Covenants Regarding Patent, Trademark and Copyright Collateral. (a) Each Subsidiary Grantor agrees that it will not, nor will it permit any of its licensees to, do any act, or omit to do any act, whereby any Patent that is material to the conduct of such Subsidiary Grantor's business may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

                  (b) Each Subsidiary Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of such Subsidiary Grantor's business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

                  (c) Each Subsidiary Grantor (either itself or through its licensees or its sublicensees) will, for each work covered by a material Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws.

                  (d) Each Subsidiary Grantor shall notify the Collateral Trustee immediately if it knows or has reason to know that any Patent, Trademark or Copyright material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Subsidiary Grantor's ownership of any Patent, Trademark or Copyright, its right to register the same, or its right to keep and maintain the same.

                  (e) In no event shall any Subsidiary Grantor, either itself or through any agent, employee, licensee or designee, file an application for any Patent, Trademark or Copyright (or for the registration of any Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, unless it promptly informs the Collateral Trustee, and, upon request of the Collateral Trustee, executes and delivers any and all agreements, instruments, documents and papers as the Collateral Trustee may request to evidence the Collateral Trustee's security interest in such Patent, Trademark or Copyright, and each Subsidiary Grantor hereby appoints the Collateral Trustee as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

                  (f) Each Subsidiary Grantor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to its Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of such Subsidiary Grantor's business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancelation proceedings against third parties.

                  (g) In the event that any Subsidiary Grantor has reason to believe that any Collateral consisting of a Patent, Trademark or Copyright material to the conduct of such Subsidiary Grantor's business has been or is about to be infringed, misappropriated or diluted by a third party, such Subsidiary Grantor promptly shall notify the Collateral Trustee and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral.

                  (h) Upon the occurrence and during the continuance of an Event of Default, each Subsidiary Grantor shall use its best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all of such Subsidiary Grantor's right, title and interest thereunder to the Collateral Trustee or its designee.

                  SECTION 4.12. Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Collateral Trustee to enforce, the Collateral Trustee's security interest in the Collateral, each Subsidiary Grantor agrees, in each case at such Subsidiary Grantor's own expense, to take the following actions with respect to the following Collateral:

                  (a) Instruments. If any Subsidiary Grantor shall at any time hold or acquire any instruments (other than checks issued by or to such Grantor in the ordinary course of business and any other instruments issued by or to such Grantor in an individual amount not in excess of $50,000), such Subsidiary Grantor shall forthwith deliver the same to the Collateral Trustee, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Trustee reasonably may from time to time specify.

                  (b) Investment Property. Except to the extent otherwise provided under the Shared Collateral Pledge Agreement, if any Subsidiary Grantor shall at any time hold or acquire any Certificated Securities, such Subsidiary Grantor shall forthwith endorse, assign and deliver the same to the Collateral Trustee, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Trustee may from time to time specify. If any Securities now or hereafter acquired by any Subsidiary Grantor are uncertificated and are issued to such Subsidiary Grantor or its nominee directed by the issuer thereof, such Subsidiary Grantor shall immediately notify the Collateral Trustee thereof and, at the Collateral Trustee's request and option, pursuant to an agreement in form and substance satisfactory to the Collateral Trustee, either (a) cause the issuer to agree to comply with instructions from the Collateral Trustee as to such Securities, without further consent of any Subsidiary Grantor or such nominee, or
         (b) arrange for the Collateral Trustee to become the registered owner of the Securities. If any Securities, whether certificated or uncertificated, or other Investment Property now or hereafter acquired by any Subsidiary Grantor are held by such Subsidiary Grantor or its nominee through a Securities Intermediary or Commodity Intermediary, such Subsidiary Grantor shall immediately notify the Collateral Trustee thereof and, at the Collateral Trustee's request and option, pursuant to an agreement in form and substance satisfactory to the Collateral Trustee, either (i) cause such Securities Intermediary or (as the case may be) Commodity Intermediary to agree to comply with entitlement orders or other instructions from the Collateral Trustee to such Securities Intermediary as to such Securities or other Investment Property, or (as the case may be) to apply any value distributed on account of any Commodity Contract as directed by the Collateral Trustee to such Commodity Intermediary, in each case without further consent of any Subsidiary Grantor or such nominee, or (ii) in the case of Financial Assets or other Investment Property held through a Securities Intermediary, arrange for the Collateral Trustee to become the entitlement holder with respect to such Investment Property, with the Subsidiary Grantor being permitted, only with the consent of the Collateral Trustee to exercise rights to withdraw or otherwise deal with such Investment Property. The provisions of this paragraph shall not apply to any Financial Assets credited to a Securities Account for which the Collateral Trustee is the Securities Intermediary.

                  (c) Electronic Chattel Paper and Transferable Records. If any Subsidiary Grantor at any time holds or acquires an interest in any electronic chattel paper or any "transferable record," as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, in each case in excess of $100,000, such Subsidiary Grantor shall promptly notify the Collateral Trustee thereof and, at the request of the Collateral Trustee, shall take such action as the Collateral Trustee may reasonably request to vest in the Collateral Trustee control under New York UCC Section 9-105 of such electronic chattel paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be,
         Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.

                  (d) Letter-of-credit Rights. If any Subsidiary Grantor is at any time a beneficiary under a letter of credit in excess of $100,000 now or hereafter issued in favor of such Subsidiary Grantor, such Subsidiary Grantor shall promptly notify the Collateral Trustee thereof and, at the request and option of the Collateral Trustee, such Subsidiary Grantor shall use its commercially reasonable efforts to, pursuant to an agreement in form and substance satisfactory to the Collateral Trustee, either (i) arrange for the issuer of such letter of credit to consent to an assignment to the Collateral Trustee of the proceeds of any drawing under the letter of credit or (ii) arrange for the Collateral Trustee to become the transferee beneficiary of the letter of credit, with the Collateral Trustee agreeing, in each case, that the Proceeds of any drawing under the letter of credit are to be paid to the applicable pledgor unless an Event of Default has occurred and is continuing.

                  (e) Commercial Tort Claims. If any Subsidiary Grantor shall at any time hold or acquire a commercial tort claim in excess of $100,000, such Subsidiary Grantor shall promptly notify the Collateral Trustee thereof in a writing signed by such Subsidiary Grantor including a summary description of such claim and grant to the Collateral Trustee in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Trustee.

                                    ARTICLE V

                                    Remedies

                  SECTION 5.01. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, each Subsidiary Grantor agrees to deliver each item of Collateral to the Collateral Trustee on demand, and it is agreed that the Collateral Trustee shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Collateral by the applicable Subsidiary Grantors to the Collateral Trustee, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Collateral Trustee shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Subsidiary Grantor agrees that the Collateral Trustee shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Trustee shall deem appropriate. With respect to any Collateral constituting Investment Property, the Collateral Trustee shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing any Collateral constituting securities for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Trustee shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Subsidiary Grantor, and each Subsidiary Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal that such Subsidiary Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

                  The Collateral Trustee shall give the Borrower and each applicable Subsidiary Grantor 10 days' written notice (which each Subsidiary Grantor agrees is reasonable notice within the meaning of Section 9-612 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Trustee's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Trustee may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Trustee may (in its sole and absolute discretion) determine. The Collateral Trustee shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Trustee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Trustee until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Trustee shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Subsidiary Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Subsidiary Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Subsidiary Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Trustee shall be free to carry out such sale pursuant to such agreement and no Subsidiary Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Trustee shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Trustee may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. To the extent permitted by applicable law, any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

                  SECTION 5.02. Application of Proceeds. The Collateral Trustee shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, in the manner set forth in the Collateral Trust Agreement; provided, however, that if the Collateral Trust Agreement shall not be in effect, such proceeds and cash shall be applied as follows:

                  FIRST, to the payment of all costs and expenses incurred by the Agent or the Collateral Trustee (in its capacity as such hereunder or under any other Loan Document) in connection with such collection or sale or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Trustee or any Secured Party hereunder or under any other Loan Document on behalf of any Subsidiary Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

                  SECOND, to the payment in full of the Credit Agreement Obligations (the amounts so applied to be distributed among the holders of the Credit Agreement Obligations pro rata in accordance with the amounts of the Credit Agreement Obligations owed to them on the date of any such distribution); and

                  THIRD, to the Subsidiary Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Trustee shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Collateral Trustee (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of any such proceeds, moneys or balances by the Collateral Trustee or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Trustee or such officer or be answerable in any way for the misapplication thereof.

                  SECTION 5.03. Grant of License to Use Intellectual Property. For the purpose of enabling the Collateral Trustee to exercise rights and remedies under this Article at such time as the Collateral Trustee shall be lawfully entitled to exercise such rights and remedies, each Subsidiary Grantor hereby grants to the Collateral Trustee an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Subsidiary Grantors) to use, license or sub-license any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Subsidiary Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Trustee shall be exercised, at the option of the Collateral Trustee, upon the occurrence and during the continuation of an Event of Default; provided that any license, sub-license or other transaction entered into by the Collateral Trustee with an unaffiliated third party in accordance herewith shall be binding upon the Subsidiary Grantors notwithstanding any subsequent cure of such Event of Default.

                                   ARTICLE VI

                                  Miscellaneous

                  SECTION 6.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Grantor shall be given to it at its address or telecopy number set forth on Schedule I hereto, with a copy to AWNA. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

                  SECTION 6.02. Security Interest Absolute. All rights of the Collateral Trustee hereunder, the Security Interest and all obligations of the Subsidiary Grantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document, the

AWNA Senior Note Indenture, the BFI Indenture, any 2001 Indenture or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Subsidiary Grantor in respect of the Obligations or in respect of this Agreement (other than the indefeasible payment in full of all the monetary Obligations).

                  SECTION 6.03. Survival of Agreement. All covenants, agreements, representations and warranties made by any Subsidiary Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of the Loan Documents and the making by the Lenders of any Loans, and the execution and delivery to the Lenders of any notes evidencing such Loans, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force until this Agreement shall terminate.

                  SECTION 6.04. Binding Effect; Several Agreement. This Agreement shall become effective as to any Subsidiary Grantor on the Restatement Effective Date, and thereafter shall be binding upon such Subsidiary Grantor and the Collateral Trustee and their successors and assigns, and shall inure to the benefit of such Subsidiary Grantor, the Collateral Trustee and the other Secured Parties and their successors and assigns, except that no Subsidiary Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Subsidiary Grantor and may be amended, modified, supplemented, waived or released with respect to any Subsidiary Grantor without the approval of any other Subsidiary Grantor and without affecting the obligations of any other Subsidiary Grantor hereunder.

                  SECTION 6.05. Successors and Assigns; Collateral Trustee in its Individual Capacity. (a) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Subsidiary Grantor or the Collateral Trustee that are contained in this Agreement shall bind and inure to the benefit of their successors and assigns.

                  (b) The Collateral Trustee may resign and a successor Collateral Trustee may be appointed in the manner provided in the Collateral Trust Agreement. Upon the acceptance of any appointment as a collateral trustee by a successor collateral trustee, that successor collateral trustee shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring collateral trustee, as secured party under this Agreement, and the retiring collateral trustee shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring collateral trustee's resignation, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Collateral Trustee.

                  (c) The Collateral Trustee and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with Allied Waste its Subsidiaries as though the Collateral Trustee were not collateral trustee hereunder. With respect to the Loans made by it and all Obligations owing to it, the Collateral Trustee shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not the collateral trustee, and the terms "Lender" and "Lenders" shall include the Collateral Trustee in its individual capacity.

                  SECTION 6.06. Collateral Trustee's Fees and Expenses; Indemnification. (a) Each Subsidiary Grantor jointly and severally agrees to pay upon demand to the Collateral Trustee the amount of any and all reasonable expenses, including the reasonable fees, disbursements and other charges of a single counsel in New York and such other local and special counsel as may be reasonably necessary in connection therewith and of any experts or agents, which the Collateral Trustee may incur in connection with (i) the administration of this Agreement (including the customary fees and charges of the Collateral Trustee for any audits conducted by it or on its behalf with respect to the Accounts Receivable or Inventory), (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Collateral Trustee hereunder or (iv) the failure of any Subsidiary Grantor to perform or observe any of the provisions hereof.

                  (b) Without limitation of its indemnification obligations under the other Loan Documents or the Collateral Trust Agreement, each Subsidiary Grantor jointly and severally agrees to indemnify the BFI Indenture Trustee, the AWNA Indenture Trustee, the 2001 Indenture Trustee, the Collateral Trustee and the other Indemnitees (as defined in Section 9.03 of the Credit Agreement) that are Lenders or Related Parties thereof against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable fees of a single counsel in New York and such other local and special counsel as may be reasonably necessary in connection therewith, other charges and disbursements, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

                  (c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby. The provisions of this Section 6.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Trustee, the Agent or any Lender. All amounts due under this Section 6.06 shall be payable on written demand therefor.

                  SECTION 6.07. Collateral Trustee Appointed Attorney-in-Fact. Each Subsidiary Grantor hereby appoints the Collateral Trustee the attorney-in-fact of such Subsidiary Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Trustee may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; provided that the Collateral Trustee shall have such right, only upon the occurrence and during the continuance of an Event of Default, which right shall include the full power of substitution either in the Collateral Trustee's name or in the name of such Grantor upon the occurrence and during the continuance of an Event of Default of which the Collateral Trustee shall have received written notice from the Agent or a Trustee under the applicable Debt Instrument (as defined in the Shared Collateral Pledge Agreement), with full power of substitution either in the Collateral Trustee's name or in the name of such Subsidiary Grantor, to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to such Subsidiary Grantor representing any interest or dividend or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and to make any agreement respecting, or otherwise deal with, the same; provided, that nothing herein contained shall be construed as requiring or obligating the Collateral Trustee to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Trustee, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Trustee and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Subsidiary Grantor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct.

                  SECTION 6.08. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 6.09. Waivers; Amendment. (a) No failure or delay of the Collateral Trustee, the Agent, any Issuing Bank or any Lender in exercising any power or right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Trustee hereunder, of the Agent, the Issuing Banks, and the Lenders under the other Loan Documents, of the BFI Indenture Trustee under the BFI Indenture, of the

AWNA Indenture Trustee under the AWNA Senior Note Indenture and of the 2001 Indenture Trustee under any 2001 Indenture are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or the Collateral Trust Agreement or consent to any departure by any Subsidiary Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit under the Credit Agreement shall not be construed as a waiver of any Default under the Credit Agreement. No notice to or demand on any Subsidiary Grantor in any case shall entitle such Subsidiary Grantor or any other Subsidiary Grantor to any other or further notice or demand in similar or other circumstances.

                  (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Trustee and the Subsidiary Grantor or Subsidiary Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

                  SECTION 6.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.10.

                  SECTION 6.11. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 6.12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract (subject to Section 6.04), and shall become effective as provided in Section 6.04. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                  SECTION 6.13. Headings. Article and Section headings used herein are for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

                  SECTION 6.14. Jurisdiction; Consent to Service of Process. (a) Each Subsidiary Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Collateral Trustee, the Agent, any Issuing Bank, any Lender, the BFI Trustee or the AWNA Trustee may otherwise have to bring any action or proceeding relating to this Agreement, the BFI Indenture, the AWNA Senior Note Indenture, any 2001 Indenture or the other Loan Documents against any Subsidiary Grantor or its properties in the courts of any jurisdiction.

                  (b) Each Subsidiary Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 6.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  SECTION 6.15. Termination. This Agreement and the Security Interest (i) shall cease to be effective with respect to the BFI Senior Note Obligations and the AWNA Senior Note Obligations on the earlier of the date (a) on which all the BFI Indenture Debt shall have been paid to the holders thereof and (b) that is ten days after the provisions of the BFI Indenture that require equal and ratable security shall be held by a court of competent jurisdiction to be invalid, void or unenforceable and (ii) terminate when all the monetary Credit Agreement Obligations have been indefeasibly paid in full, the Commitments have expired or been terminated, the LC Exposure has been reduced to zero, the Issuing Banks have no further commitment to issue Letters of Credit under the Credit Agreement and the Agent has given written notification thereof to the Collateral Trustee, at which time the Collateral Trustee shall execute and deliver to the Subsidiary Grantors, at the Subsidiary Grantors' expense, all Uniform Commercial Code termination statements and similar documents which the Subsidiary Grantors shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 6.15 shall be without recourse to or warranty by the Collateral Trustee. A Subsidiary Grantor shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Subsidiary Grantor shall be automatically released in the event that all of the Equity Interests of such Subsidiary Grantor shall be sold, transferred or otherwise disposed of to a person that is not an Affiliate of AWNA in accordance with the terms of the Credit Agreement and the other Loan Documents; provided that, if required by the terms of the Credit Agreement, the Required Lenders or all the Lenders, as the case may be, shall have consented to such sale, transfer or other disposition and the terms of such consent did not provide otherwise; and, provided, further, that any release of a Subsidiary Grantor or any Collateral after the occurrence and during the continuance of a Triggering Event (as defined in the Collateral Trust Agreement) shall be subject to the prior approval of the Collateral Trustee. The Security Interest shall automatically terminate with respect to Collateral sold, transferred or disposed of in accordance with this Agreement and the Credit Agreement, and the Collateral Trustee shall execute and deliver to the Subsidiary Grantors, at the Subsidiary Grantors' expense, all Uniform Commercial Code partial termination statements and similar documents which the Subsidiary Grantors shall reasonably request to evidence such termination. Such termination statements shall, upon the reasonable prior request of the Subsidiary Grantors, be delivered prior to, and held in escrow pending, such sale, transfer or disposition.

                  SECTION 6.16. Additional Subsidiary Grantors. Upon execution and delivery by the Collateral Trustee and a Subsidiary of AWNA of an instrument in the form of Annex 1 hereto, such Subsidiary shall become a Subsidiary Grantor hereunder with the same force and effect as if originally named as a Subsidiary Grantor herein. The execution and delivery of any such instrument shall not require the consent of any Subsidiary Grantor hereunder. The rights and obligations of each Subsidiary Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Grantor as a party to this Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                             ALLIED WASTE NORTH AMERICA,
                                             INC.,

                                              By _______________________________
                                                 Name:
                                                 Title:

                                             EACH OF THE SUBSIDIARY
                                             GRANTORS LISTED ON SCHEDULE I
                                             HERETO,

                                              By _______________________________
                                                 Name:
                                                 Title:

                                             JPMORGAN CHASE BANK, as Collateral
                                             Trustee,

                                              By ___________________________
                                                 Name:
                                                 Title: Authorized Officer

                                                                      SCHEDULE I

                               SUBSIDIARY GRANTORS

                                                                     SCHEDULE II

                                   COPYRIGHTS

                                                                    SCHEDULE III

                                    LICENSES

                                                                     SCHEDULE IV

                                     PATENTS

                                                                      SCHEDULE V

                                   TRADEMARKS

                                                                  Annex 1 to the
                                            Shared Collateral Security Agreement

                                    SUPPLEMENT NO. __ dated as of (this
                           "Supplement"), to the Shared Collateral Security Agreement dated as of July 30, 1999 and amended and restated as of April 29, 2003 (as amended, supplemented or otherwise modified from time to time, the "Shared Collateral Security Agreement"), among Allied Waste North America, Inc., a Delaware corporation ("AWNA"), each Subsidiary of AWNA listed on Schedule I thereto or becoming a party thereto pursuant to Section 6.16 thereof (each such Subsidiary individually, a "Subsidiary Grantor" and collectively, the "Subsidiary Grantors") and JPMorgan Chase Bank, a New York banking corporation ("JPMCB"), as collateral trustee (in such capacity, the "Collateral Trustee") for the Secured Parties (as defined herein).

                  A. Reference is made to (a) the Credit Agreement dated as of July 21, 1999 and amended and restated as of April 29, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among AWNA, Allied Waste Industries, Inc. ("Allied Waste"), the lenders from time to time party thereto (the "Lenders"), and JPMCB, as administrative agent and collateral agent for the Lenders (in such capacities, the "Agent").

                  B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Shared Collateral Security Agreement and the Credit Agreement.

                  C. The Subsidiary Grantors have entered into the Shared Collateral Security Agreement in order to induce the Lenders to make Loans and other extensions of credit under the Credit Agreement. Section 6.16 of the Shared Collateral Security Agreement provides that additional Subsidiaries of AWNA may become Subsidiary Grantors under the Shared Collateral Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Subsidiary Grantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Grantor under the Shared Collateral Security Agreement in order to induce the Lenders to make additional Loans and other extensions of credit and as consideration for other extensions of credit under the Credit Agreement.

                  Accordingly, the Collateral Trustee and the New Subsidiary Grantor agree as follows:

                  SECTION 1. In accordance with Section 6.16 of the Shared Collateral Security Agreement, the New Subsidiary Grantor by its signature below becomes a Subsidiary Grantor under the Shared Collateral Security Agreement with the same force and effect as if originally named therein as a Subsidiary Grantor and the New Subsidiary Grantor hereby (a) agrees to all the terms and provisions of the Shared Collateral Security Agreement applicable to it as a Subsidiary Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Subsidiary Grantor thereunder are true and correct in all material respects on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary Grantor, as security for the payment and performance in full of the Obligations (as defined in the Shared Collateral Security Agreement), does hereby create and grant to the Collateral Trustee, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary Grantor's right, title and interest in and to the Collateral (as defined in the Shared Collateral Security Agreement) of the New Subsidiary Grantor. Each reference to "Subsidiary Grantor" in the Shared Collateral Security Agreement shall be deemed, if applicable, to include the New Subsidiary Grantor. The Shared Collateral Security Agreement is hereby incorporated herein by reference.

                  SECTION 2. The New Subsidiary Grantor represents and warrants to the Collateral Trustee and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

                  SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Trustee shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiary Grantor and the Collateral Trustee. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

                  SECTION 4. The New Subsidiary Grantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of the New Subsidiary Grantor and (b) set forth under its signature hereto, is the true and correct legal name of the New Subsidiary Grantor, its jurisdiction of formation and, if such New Subsidiary Grantor is not a "registered organization" under the New York UCC, the location of its chief executive office.

                  SECTION 5. Except as expressly supplemented hereby, the Shared Collateral Security Agreement shall remain in full force and effect.

                  SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Shared Collateral Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to the New Subsidiary Grantor shall be given to it in care of AWNA as set forth in the Shared Collateral Security Agreement.

                  SECTION 9. The New Subsidiary Grantor agrees to reimburse (or cause to be reimbursed) the Collateral Trustee for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Trustee.

                  IN WITNESS WHEREOF, the New Subsidiary Grantor and the Collateral Trustee have duly executed this Supplement to the Shared Collateral Security Agreement as of the day and year first above written.

                                              [Name Of New Subsidiary Grantor],

                                                By _____________________________
                                                   Name:
                                                   Title:
                                                   Address:

                                              JPMORGAN CHASE BANK, as Collateral
                                              Trustee,

                                                By _____________________________
                                                   Name:
                                                   Title:

                                                                      SCHEDULE I
                                                    To Supplement No. ___ to the
                                                   Collateral Security Agreement

                                   COLLATERAL

Description